                                                                  EXHIBIT 10.8.2

                       ADDENDUM TO STANDSTILL AND OPTION
                       AGREEMENT SIGNED NOVEMBER 1, 1999


This change is to Section 4 of the Standstill and Option Agreement and extends the deadline for the Company to receive $1,500,000 in funding from April 30, 2000 to November 1, 2000. In consideration of this extension, the Holder will be paid $50,000 in two equal $25,000 payments. The first $25,000 paid on or before August 18, 2000, the second $25,000 paid on or before September 16, 2000.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement to be effective as of the date first written below.


                                         RICH COAST INC.


Date: July 31, 2000                      By: /s/ James P. Fagan
      --------------                         ------------------------------


                                         MILLENNIUM FINANCIAL GROUP, INC.


Date: August 1, 2000                     By: /s/ Mike McCrory
      --------------                         ------------------------------


                                         SOVEREIGN PARTNERS L.P.


Date:                                    By: /s/
      --------------                         ------------------------------


                                         DOMINION CAPITAL FUND, LTD.


Date: /s/                                By: /s/ Director
     ---------------                         ------------------------------
                                             Director

                                          CANADIAN ADVANTAGE LIMITED PARTNERSHIP


Date:                                    By: /s/
     ---------------                         ------------------------------